EXHIBIT 32.1
Certification of Chief Executive Officer And Chief Financial Officer
Pursuant to
18 U.S.C. Section 1350,
As Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

I, Fusen E. Chen, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report on Form 10-K of Mattson Technology, Inc. for the fiscal year ended December 31, 2015, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-K fairly presents, in all material respects, the financial condition and results of operations of Mattson Technology, Inc.

Date: March 11, 2016	/s/ FUSEN E. CHEN
Fusen E. Chen President and Chief Executive Officer

I, J. Michael Dodson, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report on Form 10-K of Mattson Technology, Inc. for the fiscal year ended December 31, 2015, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-K fairly presents, in all material respects, the financial condition and results of operations of Mattson Technology, Inc.

Date: March 11, 2016	/s/ J. MICHAEL DODSON
J. Michael Dodson Chief Operating Officer, Chief Financial Officer, Executive Vice President and Secretary

The foregoing certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Report or as a separate disclosure document.